EXHIBIT 10.15


                    PROPERTY MANAGEMENT AGREEMENT SUBCONTRACT

   This Property Management Agreement Subcontract (the "Agreement") is made as of March 1, 1997 by and among Apple Residential Income Trust, Inc., a Virginia corporation ("Apple"), Apple Residential Management Group, Inc., a Virginia corporation ("ARMG"), and Cornerstone Realty Income Trust, Inc., a Virginia corporation ("Cornerstone") and provides:

                                    RECITALS

A. As of the date of this Agreement, Apple and ARMG are parties to four Property Management Agreements more particularly described on Exhibit A hereto pursuant to which ARMG has agree to provide certain property management services to Apple, as more particularly described in such agreements. It is anticipated that Apple and ARMG will enter into additional Property Management Agreements (any such agreement, including each such agreement listed on Exhibit A, a "Property Management Agreement"), as and when Apple purchases additional apartment communities.

B. ARMG desires to delegate and assign to Cornerstone, and Cornerstone desires to accept the delegation and assignment from ARMG of, all of ARMG's duties, obligations, rights, powers and benefits under the Property Management Agreements attributable to the period beginning on the date of this Agreement, and Apple is willing to consent to such delegation and assignment, as more particularly set forth below.

   NOW THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements contained herein, and other good and valuable consideration, the parties agree as follows:

1. ARMG does hereby delegate and assign to Cornerstone all of ARMG's duties, obligations, rights, powers and benefits under each Property Management Agreement (including any such Property Management Agreement entered into after the date hereof, but subject to the provisions of Section 3 of this Agreement) attributable to the period beginning on the date of this Agreement. Cornerstone accepts such delegation and assignment. The intent of such delegation and assignment is to impose upon Cornerstone all duties and obligations of ARMG under the terms of the Property Management Agreements attributable to the period beginning on the date of this Agreement, and to confer upon Cornerstone all of the correlative rights, powers and benefits (including, without limitation, the right to receive all fees and expense reimbursements) conferred by or provided for in the Property Management Agreements, and this Agreement shall be interpreted and construed consistently with such intent. For so long as this Agreement remains in effect, the term "Manager," as used in any Property Management Agreement as to which the delegation and assignment described herein is effective shall be deemed to refer to Cornerstone, unless the context clearly requires otherwise.

2.   Apple consents to the delegation and assignment referred to in Section 1.

3. Cornerstone may, by written notice delivered to ARMG and Apple at 306 East Main Street, Richmond, Virginia 23219, Attention: Glade M. Knight, terminate either (i) the delegation and assignment described herein as to one or more individual Property Management Agreements or (ii) this Agreement in its entirety. In the event that the delegation and assignment with respect to one or more but fewer than all of the Property Management Agreements subject to this Agreement shall be terminated, such delegation and assignment shall be deemed terminated with respect to the affected Property Management Agreements but this Agreement shall not be otherwise affected.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first written above.

                                   APPLE RESIDENTIAL INCOME TRUST, INC.,
                                    a Virginia corporation

                                   By:/s/ Glade M. Knight
                                      -----------------------------------

                                   Title: Chairman
                                          -------------------------------


                                   APPLE RESIDENTIAL MANAGEMENT GROUP
                                    a Virginia corporation

                                   By:/s/ Glade M. Knight
                                      -----------------------------------

                                   Title: Chairman
                                          -------------------------------


                                   CORNERSTONE REALTY INCOME TRUST, INC.,
                                    a Virginia corporation

                                   By:/s/ Glade M. Knight
                                      -----------------------------------

                                   Title: Chairman
                                          -------------------------------

                                    EXHIBIT A
                    LIST OF PROPERTY MANAGEMENT AGREEMENTS
                             BETWEEN APPLE AND ARMG
                               AS OF MARCH 1, 1997

1. Property Management Agreement dated as of January 1, 1997 pertaining to Brookfield Apartments.

2. Property Management Agreement dated as of January 1, 1997 pertaining to Eagle Crest Apartments

3. Property Management Agreement dated as of January 1, 1997 pertaining to Tahoe Apartments.

4. Property Management Agreement dated as of January 1, 1997 pertaining to Mill Crossing Apartments.